UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 26, 2013

Thunder Fusion Corporation

(Exact name of Registrant as specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-54464

(Commission File Number)

45-1967797

(IRS Employer Identification No.)

150 Rainville Road, Tarpon Springs, Florida 34689

(Address of Principal Executive Offices and Zip Code)

(727) 934-9593

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

EXPLANATORY NOTE

As reported in the Current Report on Form 8-K filed by Thunder Fusion Corporation (the “Company”) on August 13, 2013 and the Form 8-K/A –Amendment No. 1 filed on November 14, 2013, the Company previously entered into two asset assignment agreements with Institute For Basic Research, Inc., a Florida corporation (“IBR”) and HyFuels, Inc., a Florida corporation (“HyFuels”), respectively.  The Company is filing this Amendment No. 2 to the Initial Form 8-K to provide further clarification regarding the nature of aforementioned transactions and relationships between the parties thereto.

FORWARD LOOKING STATEMENTS

This Form 8-K/A and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 10, 2013, the Company entered into an Asset Assignment Agreement (the “IBR Assignment Agreement”) with Institute For Basic Research, Inc., a Florida corporation (“IBR”) that also is beneficially controlled by our Chief Executive Officer, Dr. Ruggero M. Santilli.  Pursuant to the IBR Assignment Agreement, IBR irrevocably assigned to the Company all rights, title, ownership and interests in all of IBR’s internet website domain name assets, owned and hereinafter acquired by IBR including, but not limited to, all physical and intangible assets and intellectual property related to the assets.

On August 11, 2013, Thunder Fusion Corporation (the “Company”) entered into an Asset Assignment Agreement (the “Assignment Agreement”) with HyFuels, Inc., a Florida corporation (“HyFuels”) beneficially controlled by our Chief Executive Officer, Dr. Ruggero M. Santilli. Pursuant to the Assignment Agreement, HyFuels irrevocably assigned to the Company all physical assets, intangible assets, accounts receivable, intellectual property, accounting software, billing software, client lists, client prospects, trade secrets, proprietary property, the intellectual and physical property known as intermediate nuclear fusion without radiation, the physical property consisting of seven (7) Hadronic reactors, all copyrights, patents, patent applications, patent assignments, trademarks and anything having commercial or exchange value and the like.

Copies of both the Asset Assignment Agreement with HyFuels and the IBR Assignment Agreement (collectively referred to as the “Agreements”) are attached as exhibits to this current report on Form 8K.

Consideration for the Agreements consisted of one million (1,000,000) shares of our common stock that were issued to Dr. Ruggero M. Santilli, as designee for IBR and HyFuels.  Company management determined the amount of consideration based upon ASC 845-10-S99 pertaining to transfer of non-monetary assets.  According to ASC 845-10-S99, transfers of non-monetary assets to a company by its promoters or shareholders in exchange for stock prior to or at the time of the entity’s initial public offering should be recorded at the transferors’ historical cost basis determined under Generally Accepted Accounting Principles. As such, the cost basis carried on the books and records of HyFuels and IBR was minimal or essentially zero.  Therefore, the accounting principles in ASC 845-10-S99 were followed and the Company recorded the intellectual and physical properties at its historical cost basis, which was at the historical cost basis of a nominal amount. In connection with the aforementioned Agreements, 1,000,000 shares of our common stock were transferred in exchange for the assets. The transfer was valued at one thousand dollars ($1,000.00), the value of the shares issued at par ($0.001) in exchange for the assets.  This amount was determined by the Company to be de-minimus to the value received in the exchange and approximates the basis of those assets.

The Company has recorded the property and intangibles (7 reactors, intellectual property rights to develop the technology, and website) as an intangible asset.  The valuation of the properties will be the par value of the stock received in exchange for the rights and assets.  The Company’s filings will include a disclosure in the MD&A section and notes to the financial statement under the heading “Non-Monetary Transaction”.  Management believes that the $1,000.00 valuation is reflective of the salvage value of the physical property, at a minimum.

The Company did not consider the assignments in the aforementioned transactions to involve the acquisition of a business. We analyzed Regulation S-X, Article 8--Reg. § 210.8-01 through 210.8-08 and noted that the term “business” is not defined. However, the Article 8 Preliminary Notes refer to Article 11, which provides guidance in Reg. § 210.11-01(d).  We also noted that the Division of Corporation Finance Financial Reporting Manual, Section 2010, provides guidance on this issue.

Section 2010.2 provides as follows:  A “business” for purposes of S-X 3-05 is identified by evaluating whether there is sufficient continuity of operations so that disclosure of prior financial information is material to an understanding of future operations. There is a presumption in S-X 11-01(d) that a separate entity, subsidiary, or division is a business. A lesser component, such as a product line, also may be considered a business. In evaluating whether a lesser component is a business, S-X 11-01(d) requires registrants to consider the following:

•

Will the nature of the revenue producing activity generally remain the same?

•

Will the facilities, employee base, distribution system, sales force, customer base, operating rights, production techniques, or trade names remain after the acquisition?”

The Note to Section 2010.2 provides that the SEC staff’s analysis of whether an acquisition constitutes the acquisition of a business, rather than of assets, focuses primarily on whether the nature of the revenue producing activity previously associated with the acquired assets will remain generally the same after the acquisition.

Our Company purchased internet website domain name assets owned by IBR and the intellectual and physical property known as intermediate nuclear fusion without radiation, the physical property consisting of seven (7) Hadronic reactors, all copyrights, patents, patent applications, patent assignments, trademarks and anything having commercial or exchange value owned by HyFuels as related to the reactors.  None of the assets purchased had ever generated revenue for IBR or HyFuels.  Although the Asset Assignment Agreements were more comprehensive in their description of “assets”, the aforementioned items were the only assets assigned to the Company.

A further description of the assignors, IBR and HyFuels, follows.  IBR is a Florida Corporation whose only business operations are the publication of an internet blog relating to scientific and academic matters.  IBR does not generate revenue and has no expenses. Furthermore, IBR has never maintained a checking account.  This status has been consistent over the last several years.  Our Chief Executive Officer and Director, Dr. Ruggero M. Santilli is president and a director for IBR.  IBR does not have any ownership interest in any of our securities.

HyFuels is a Florida corporation that utilized research and development funds to create the seven Hadronic reactors, but otherwise has no business operations since its inception. Its sole purpose is to serve as a patent holding company.  Our Chief Executive Officer and Director, Dr. Ruggero M. Santilli is president and a director for HyFuels.  HyFuels also does not have any ownership interest in any of our securities.

Neither IBR nor HyFuels has made any effort to commercialize the assets for purposes of generating revenue.  Both IBR and HyFuels continue to exist as Florida corporations separate and distinct from the Company.   Though they are deemed “related” entities through a common officer and director with our Company, they remain otherwise “unaffiliated” with our Company.

IBR maintains its principal place of business at 90 East Winds Court, Palm Harbor, Florida 34689.  HyFuels maintains its principal place of business at 35246 US Highway 19 North, #215, Palm Harbor, Florida 34684.  There is no continuity of facilities with the Company.

Neither IBR nor HyFuels had an employee base, a distribution system, a sales force, a customer base, production techniques or trade names associated with the assets.  Their ownership rights may arguably be referred to as operating rights but there were essentially no operations associated with the assets.

The only activities of the assignors involved the creation of the Internet website domain names and the creation of the seven Hadronic reactors and associated patents pending.  These assets did not generate revenue prior to the assignment, so there is essentially no financial data to report regarding “revenue producing activity previously associated with the acquired assets”. Furthermore, there is no “sufficient continuity of operations with our Company so that disclosure of prior financial information regarding IBR or HyFuels is material to an understanding of future operations regarding our Company.

(f) Form 10 Information

Item 1. Business

Thunder Fusion Corporation f/k/a CCJ Acquisition Corp. (“we”, “us”, “our”, or the “Company”) was incorporated in the State of Florida on April 21, 2011.  Since inception, the Company has been engaged in organizational efforts and obtaining initial financing.  The Company was formed as a vehicle to pursue a business combination and had made no efforts to identify a possible business combination.  The business purpose of the Company has been to seek the acquisition of or merger with, an existing company.  The Company selected May 31 as its fiscal year end.

As of July 1, 2013, the Company, based on proposed business activities, was a “blank check” company.  The U.S. Securities and Exchange Commission (the “SEC”) defines those companies as “any development stage company that is issuing a penny stock, within the meaning of Section 3 (a)(51) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that has no specific business plan or purpose, or has indicated that its business plan is to merge with an unidentified company or companies.”  Under SEC Rule 12b-2 under the Exchange Act, the Company also qualified as a “shell company,” because it had no or nominal assets (other than cash) and no or nominal operations.  Many states have enacted statutes, rules and regulations limiting the sale of securities of “blank check” companies in their respective jurisdictions.

The Company was organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation.  As of July 31, 2013, the Company had not entered into any definitive agreement with any party, nor had there been any specific discussions with any potential business combination candidate regarding business opportunities for the Company.  Subsequent to our year-end we were subject to a change in control which has resulted in the new majority shareholder and our board of director members causing assets to be assigned to the Company.

On August 10, 2013, the Company entered into an Asset Assignment Agreement (the “IBR Assignment Agreement”) with Institute For Basic Research, Inc., a Florida corporation (“IBR”) that also is beneficially controlled by our Chief Executive Officer, Dr. Ruggero M. Santilli.  Pursuant to the IBR Assignment Agreement, IBR irrevocably assigned to the Company all rights, title, ownership and interests in all of IBR’s internet website domain name assets, owned and hereinafter acquired by IBR including, but not limited to, all physical and intangible assets and intellectual property related to the assets.

On August 11, 2013, Thunder Fusion Corporation (the “Company”) entered into an Asset Assignment Agreement (the “Assignment Agreement”) with HyFuels, Inc., a Florida corporation (“HyFuels”) beneficially controlled by our Chief Executive Officer, Dr. Ruggero M. Santilli. Pursuant to the Assignment Agreement, HyFuels irrevocably assigned to the Company all physical assets, intangible assets, accounts receivable, intellectual property, accounting software, billing software, client lists, client prospects, trade secrets, proprietary property, the intellectual and physical property known as intermediate nuclear fusion without radiation, the physical property consisting of seven (7) Hadronic reactors, all copyrights, patents, patent applications, patent assignments, trademarks and anything having commercial or exchange value and the like.

Consideration for the assignment agreements consisted of one million (1,000,000) shares of our common stock that were issued to Dr. Ruggero M. Santilli, as designee for IBR and HyFuels.  Company management determined the amount of consideration based upon ASC 845-10-S99 pertaining to transfer of non-monetary assets.  According to ASC 845-10-S99, transfers of non-monetary assets to a company by its promoters or shareholders in exchange for stock prior to or at the time of the entity’s initial public offering should be recorded at the transferors’ historical cost basis determined under Generally Accepted Accounting Principles. As such, the cost basis carried on the books and records of HyFuels and IBR was minimal or essentially zero.  Therefore, the accounting principles in ASC 845-10-S99 were followed and the Company recorded the intellectual and physical properties at its historical cost basis, which was at the historical cost basis of a nominal amount. In connection with the aforementioned assignment agreements, 1,000,000 shares of our common stock were transferred in exchange for the assets. The transfer was valued at one thousand dollars ($1,000.00), the value of the shares issued at par ($0.001) in exchange for the assets.  This amount was determined by the Company to be de-minimus to the value received in the exchange and approximates the basis of those assets.

The Company has recorded the property and intangibles (7 reactors, intellectual property rights to develop the technology, and website) as an intangible asset.  The valuation of the properties will be the par value of the stock received in exchange for the rights and assets.  The Company’s filings will include a disclosure in the MD&A section and notes to the financial statement under the heading “Non-Monetary Transaction”.  Management believes that the $1,000.00 valuation is reflective of the salvage value of the physical property, at a minimum.  Our Company purchased internet website domain name assets owned by IBR and the intellectual and physical property known as intermediate nuclear fusion without radiation, the physical property consisting of seven (7) Hadronic reactors, all copyrights, patents, patent applications, patent assignments, trademarks and anything having commercial or exchange value owned by HyFuels as related to the reactors.  None of the assets purchased had ever generated revenue for IBR or HyFuels.  Although the Asset Assignment Agreements were more comprehensive in their description of “assets”, the aforementioned items were the only assets assigned to the Company.

Our Company purchased internet website domain name assets owned by IBR and the intellectual and physical property known as intermediate nuclear fusion without radiation, the physical property consisting of seven (7) Hadronic reactors, all copyrights, patents, patent applications, patent assignments, trademarks and anything having commercial or exchange value owned by HyFuels as related to the reactors.  None of the assets purchased had ever generated revenue for IBR or HyFuels.  Although the Asset Assignment Agreements were more comprehensive in their description of “assets”, the aforementioned items were the only assets assigned to the Company.

A further description of the assignors, IBR and HyFuels, follows.  IBR is a Florida Corporation whose only business operations are the publication of an internet blog relating to scientific and academic matters.  IBR does not generate revenue and has no expenses. Furthermore, IBR has never maintained a checking account.  This status has been consistent over the last several years.  Our Chief Executive Officer and Director, Dr. Ruggero M. Santilli is president and a director for IBR.  IBR does not have any ownership interest in any of our securities.

HyFuels is a Florida corporation that utilized research and development funds to create the seven Hadronic reactors, but otherwise has no business operations since its inception. Its sole purpose is to serve as a patent holding company.  Our Chief Executive Officer and Director, Dr. Ruggero M. Santilli is president and a director for HyFuels.  HyFuels also does not have any ownership interest in any of our securities.

Neither IBR nor HyFuels has made any effort to commercialize the assets for purposes of generating revenue.  Both IBR and HyFuels continue to exist as Florida corporations separate and distinct from the Company.  Though they are deemed “related” entities through a common officer and director with our Company, they remain otherwise “unaffiliated” with our Company.

IBR maintains its principal place of business at 90 East Winds Court, Palm Harbor, Florida 34689.  HyFuels maintains its principal place of business at 35246 US Highway 19 North, #215, Palm Harbor, Florida 34684.  There is no continuity of facilities with the Company.

Neither IBR nor HyFuels had an employee base, a distribution system, a sales force, a customer base, production techniques or trade names associated with the assets.  Their ownership rights may arguably be referred to as operating rights but there were essentially no operations associated with the assets.

The only activities of the assignors involved the creation of the Internet website domain names and the creation of the seven Hadronic reactors and associated patents pending.  These assets did not generate revenue prior to the assignment, so there is essentially no financial data to report regarding “revenue producing activity previously associated with the acquired assets”. Furthermore, there is no “sufficient continuity of operations with our Company so that disclosure of prior financial information regarding IBR or HyFuels is material to an understanding of future operations regarding our Company.

Description of Business, Principal Products, Services

The business of Thunder Fusion Corporation ("TFC") is focused on the development of a new clean combustion of fossil fuels (oil, diesel, coal, etc.) with controlled minimal contaminants in the exhaust. Our business objective is achieved via new forms of processing fossil fuels, new additives to the combustion and the assistance of a high voltage electric discharges (patents pending) that burn combustible contaminants in fossil fuel exhaust while providing added on clean energy. The expected principal product, depending on funding, is a new type of furnace for the clean combustion of fossil fuel available in any desired size for any type of energy application, from home heating to large plants for the clean production of electricity.   The expected services are to be rendered by providing technical assistance to the market consisting of existing fossil fuel electric power plants for their decrease of pollutants in the exhaust and their verification of EPA regulations on the release of contaminants in the atmosphere.  A prototype new furnace is expected to be available within one year following the availability of the necessary funds.  As we are a development stage company, we have not yet generated any revenue from the assets that were recently assigned to and acquired by the Company, including the Hadronic reactors. The Hadronic reactors have been utilized to test and confirm the technology for ultimate inclusion in the new furnaces.

Distribution Methods Of The Products and Services

Initially, we anticipate marketing via large advertisements on the internet, such as via PRWeb Releases.  We expect to market through contacts that we are able to generate, and then via direct contacts of potential buyers of TFC new fossil fuel furnaces or TFC services for the improvement of existing fossil fuel burning plants.

Status of Any Publicly Announced New Product Or Service

We have not yet made any public announcement regarding our products or services.  We do not contemplate making any such announcements until the availability of a prototype furnace for the clean combustion of fossil fuels as described above. We have only published announcements regarding the new sciences underlying the new clean combustion of fossil fuels as disclosed on our corporate website, www.thunder-fusion.com.

Competitive Business Conditions And The Smaller Reporting Company’s Competitive Position In The Industry And Methods Of Competition

There exist many types of furnaces for the combustion of fossil fuels but they are all based on conventional combustion of fossil fuels and then the removal of contaminants in the exhaust. By contrast, the main function of TFC furnaces is that of improving the combustion with consequential reduction of contaminants in the exhaust while increasing the energy output for the same fossil fuel.

Sources And Availability Of Raw Materials And The Names Of Principal Suppliers

The raw material needed by the TFC furnaces is given by conventional fossil fuels all available in the U.S.A. by a large number of suppliers.

Dependence On One Or A Few Customers

We do not presently have any committed customers for our TFC furnaces.  However, upon completion of the manufacture and testing of our prototype, we believe that there will be a large market that will be interested in our products and services.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements Or Labor Contracts, Including Duration

A first patent application is pending, while additional patent applications are expected depending on funding. Trademarks are expected to be applied for depending on funding. No franchisee or license is expected during the first three years of operation. Labor contracts for employees are planned for implementation following legal assistance and decisions by our Board of Directors.

Need Form Any Government Approval Of Principal Products Or Services

No governmental approval or permits is expected for the development of the new furnaces for the clean combustion of fossil fuels. Following their availability, the TFC furnaces will be subject to and must comply with applicable EPA requirements for permitted levels of contaminants in the exhaust.

Effect Of Existing Or Probable Governmental Regulations On The Business

Due to its novel conception, a principal objective of TFC furnaces is that of surpassing current EPA requirements for the contaminants in the combustion exhaust released in the atmosphere.

Estimate Of The Amount Of Money Spent During Each Of The Last Two Fiscal Years On Research And Development

There have been no funds expended by the Company on research and development in the last two fiscal years.  All funding for the development of our products to date has been derived from related entities, IBR and HyFuels, which are beneficially controlled by our Chief Executive Officer, Dr. Ruggero M. Santilli.

Costs and Effects Of Compliance With Environmental Laws

We are unable to estimate the costs and effects of compliance with environmental laws prior to completion of a TFC prototype furnace.

Number Of Total Employees And Number Of Full-Time Employees

At this time, the Company has two full time employees and five persons working part time in various functions.

Implications of Being an Emerging Growth Company

We qualify as an emerging growth company as that term is used in the JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include:

•	A requirement to have only two years of audited financial statements and only two years of related MD&A;

•	Exemption from the auditor attestation requirement in the assessment of the emerging growth company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002;

•	Reduced disclosure about the emerging growth company’s executive compensation arrangements; and

•	No non-binding advisory votes on executive compensation or golden parachute arrangements.

We have already taken advantage of these reduced reporting burdens in this amendment to our Current Report on Form 8-K, which are also available to us as a smaller reporting company as defined under Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”) for complying with new or revised accounting standards.  We are choosing to utilize the extended transition period for complying with new or revised accounting standards under Section 102(b)(2) of the JOBS Act.  This election allows our Company to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

We could remain an emerging growth company for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

We are a reporting company and file all reports required under sections 13 and 15d of the Exchange Act.

Item 1A. Risk Factors.

Because we are a Smaller Reporting Company, we are not required to provide the information required by this item.

Item 2. Financial Information

Management’s Discussion And Analysis Of Financial Condition And Results Of Operations

Results of Operations for the development stage, April 21, 2011 (date of inception) through May 31, 2012.

The Company was organized as of April 21, 2011.  Due to the limited operations and the date of inception of April 21, 2011, the results of operations for the year ended May 31, 2012 are not comparable to a prior period.

Revenues.

Total Revenue.  Total revenues for the development stage April 21, 2011 (date of inception) through May 31, 2012 were $-0-.

Operating Expenses.

Total Operating Expenses.  Total operating expenses for the development stage August 4, 2011 (date of inception) through May 31, 2012 were $1,265.  Total operating expenses consisted of professional fees of $1,250 and general and administrative expenses of $15.

Financial Condition.

Total Assets.  Total assets at May 31, 2012 were $1,735.  Total assets consist of cash.

Total Liabilities.  Total liabilities at May 31, 2012 were $500.  Total liabilities consist of accrued expenses of $500.

Liquidity and Capital Resources.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates, among other things, the realization of assets and satisfaction of liabilities in the ordinary course of business.

The Company sustained a loss of $1,265 for the year ended May 31, 2012.  The Company has an accumulated loss of $1,265 during the development stage, April 21, 2011 (date of inception) through May 31, 2012.  Because of the absence of positive cash flows from operations, the Company will require additional funding for continuing the development and marketing of products. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We are presently able to meet our obligations as they come due through the support of our majority shareholder.  At May 31, 2012 we had minimal assets and working capital (cash) of $1,735.  Our working capital is due to the results of operations. Our majority shareholders have provided the financial resources to fund our operations; however, there are no commitments for future funding.

Net cash used in operating activities for the development stage April 21, 2011 (date of inception) through May 31, 2012 was $1,265.    Net cash used in operating activities includes our net income (loss) and accrued expenses.

Net cash provided by financing activities for the development stage April 21, 2011 (date of inception) through May 31, 2012 was $3,000.  Net cash provided by financing activities includes the proceeds from stock sales of $3,000.

Results of Operations for the development stage, April 21, 2011 (date of inception) through May 31, 2013.

The Company was organized as of April 21, 2011.  Due to the limited operations and the date of inception of April 21, 2011, the results of operations for the year ended May 31, 2013 are not comparable to a prior period.

Revenues.

Total Revenue.  Total revenues for the development stage April 21, 2011 (date of inception) through May 31, 2013 were $-0-.

Operating Expenses.

Total Operating Expenses.  Total operating expenses for the development stage April 21, 2011 (date of inception) through May 31, 2013 were $6,902.  Total operating expenses consisted of professional fees of $6,557 and general and administrative expenses of $345.

Financial Condition.

Total Assets.  Total assets at May 31, 2013 were $130.  Total assets consist of cash.

Total Liabilities.  Total liabilities at May 31, 2013 were $4,032.  Total liabilities consist of accrued expenses of $2,502 and loans from Shareholders of 1,530.

Liquidity and Capital Resources.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates, among other things, the realization of assets and satisfaction of liabilities in the ordinary course of business.

The Company sustained a loss of $5,137 for the year ended May 31, 2013.  The Company has an accumulated loss of $6,902 during the development stage, April 21, 2011 (date of inception) through May 31, 2013.  Because of the absence of positive cash flows from operations, the Company will require additional funding for continuing the development and marketing of products. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We are presently able to meet our obligations as they come due through the support of our shareholders.  At May 31, 2013 we had minimal assets and working capital (cash) of $130.  Our working capital is due to the capital contributions of our shareholders. Our shareholders have provided the financial resources to fund our operations; however, there are no commitments for future funding.

Net cash used in operating activities for the development stage April 21, 2011 (date of inception) through May 31, 2013 was $4,400.    Net cash used in operating activities includes our net income (loss) and accrued expenses.

Net cash provided by financing activities for the development stage April 21, 2011 (date of inception) through May 31, 2013 was $4,530.  Net cash provided by financing activities includes the proceeds from stock sales of $3,000.

Subsequent Events.

On July 25, 2013, Dr. Ruggero M. Santilli acquired from Company shareholders, Jay D. Solomon, Charles Godels and Nancy Hunt, a control block of stock in the Company consisting of two million nine hundred forty thousand (2,940,000) shares of restricted common stock of the Company for $35,000.00.  Dr. Santilli utilized his own funds to acquire the shares of common stock of the Company.  As a result of this acquisition, Dr. Ruggero M. Santilli owns 98% of the issued and outstanding shares of common stock of the Company.  There are no arrangements or understandings with the former and new control groups regarding the election of directors or other matters. On July 25, 2013, Dr. Ruggero M. Santilli and Ms. Carla Santilli were appointed to the Board of Directors of the Company.  On July 25, 2013, Dr. Ruggero M. Santilli was appointed President, Chief Executive Officer, Principal Executive Officer and Principal Accounting Officer of the Company.  Also on July 25, 2013, Carla Santilli was appointed Secretary and Treasurer for the Company.  The background information for each of these individual is set forth below. On July 25, 2013, Jay D. Solomon resigned his position as Director and President of the Company.  A meeting of the Board of Directors of the Company took place whereby the Board’s approval of this resignation was given by written consent.

On July 29, 2013, the Company filed with the Florida Secretary of State, Articles of Amendment to its Articles of Incorporation (the “Amendment”) which changed the name of the Company from CCJ Acquisition Corp. to Thunder Fusion Corporation.  The Amendment also changed the principal office address of the Company to 150 Rainville Road, Tarpon Springs, Florida 34689.

On August 10, 2013, the Company entered into an Asset Assignment Agreement (the “IBR Assignment Agreement”) with Institute For Basic Research, Inc., a Florida corporation (“IBR”) that also is beneficially controlled by our CEO, Dr. Santilli.  Pursuant to the IBR Assignment Agreement, IBR irrevocably assigned to the Company all rights, title, ownership and interests in all of IBR’s internet website domain name assets, owned and hereinafter acquired by IBR including, but not limited to, all physical and intangible assets and intellectual property related to the assets.

On August 11, 2013, Thunder Fusion Corporation (the “Company”) entered into an Asset Assignment Agreement (the “Assignment Agreement”) with HyFuels, Inc., a Florida corporation (“HyFuels”) beneficially controlled by our Chief Executive Officer, Dr. Ruggero M. Santilli. Pursuant to the Assignment Agreement, HyFuels irrevocably assigned to the Company all physical assets, intangible assets, accounts receivable, intellectual property, accounting software, billing software, client lists, client prospects, trade secrets, proprietary property, the intellectual and physical property known as intermediate nuclear fusion without radiation, the physical property consisting of seven (7) Hadronic reactors, all copyrights, patents, patent applications, patent assignments, trademarks and anything having commercial or exchange value and the like.

As a result of the execution of the Asset Assignment Agreement with HyFuels and the IBR Assignment Agreement, and resulting acquisition of the assets identified in such agreements, the Company has completed transactions that had the effect of causing it to cease being a shell company as defined in Securities and Exchange Commission Rule 12b-2.

On October 10, 2013, we issued fifty million (50,000,000) shares of our Series “A” Convertible Preferred Stock (the “Preferred Stock”) to Hadronic Technologies Press, Inc. (“Hadronic”), a Florida corporation  maintaining its principal place of business at 35246 US Highway 19 North, Suite #215, Palm Harbor, Florida 34684. Our Directors, Dr. Ruggero M. Santilli and Mrs. Carla Santilli each own fifty percent of the equity in Hadronic. The Series “A” Convertible Preferred Stock has 15 votes per share and is convertible into 10 shares of our common stock at the election of the shareholder.

Off-Balance Sheet Arrangements.

We have made no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Item 3. Properties.

We neither rent nor own any properties. We utilize the office space and equipment of our management at no cost. Management estimates such amounts to be immaterial. We currently have no policy with respect to investments or interests in real estate, real estate mortgages or securities of, or interests in, persons primarily engaged in real estate activities.

Item 4. Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of November 12, 2013, the number of shares of common stock owned of record and beneficially by our executive officers, directors and persons who beneficially own more than 5% of the outstanding shares of our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Dr. Ruggero M. Santilli (1)(2)(3) 150 Rainville Road Tarpon Springs, FL 34689	14,403,060	96.02%
Mrs. Carla Santilli (1)(2)(3) 150 Rainville Road Tarpon Springs, FL 34689	14,403,060	96.02%

(1) Dr. Ruggero M. Santilli and Mrs. Carla Santilli are married and each own fifty percent of the equity in Clean energies Tech, Inc. which owns 4,403,060 shares of our common stock.

(2) Dr. Ruggero M. Santilli and Mrs. Carla Santilli each own fifty percent of the equity in Global Beta, LLC which owns 7,000,000 shares of our common stock.

(3)  Mrs. Carla Santilli is a member of the board of directors of The R.M. Santilli Foundation, Inc., a non-profit Florida corporation.  Dr. Santilli’s indirect beneficial interest is through his spouse, Mrs. Carla Santilli.

Dr. Santilli is our Chief Executive Officer and a director for our Company.  Mrs. Carla Santilli is our Treasurer and a director for our Company.

The following table sets forth, as of November 12, 2013, the number of shares of common stock owned of record and beneficially by our executive officers, directors and persons who beneficially own more than 5% of the outstanding shares of our Series “A” Convertible Preferred Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Hadronic Technologies Press, Inc. (1) 35246 US Highway 19 North, Suite #215 Palm Harbor, FL 34684	50,000,000	100%

(1) Dr. Ruggero M. Santilli and Mrs. Carla Santilli are married and each own fifty percent of the equity in Hadronic Technologies Press, Inc. which owns 50,000,000 shares of our Series “A” Convertible Preferred Stock.  The Series “A” Convertible Preferred Stock has 15 votes per share and is convertible into 10 shares of our common stock at the election of the shareholder.

Item 5. Directors and Executive Officers.

Identification of Directors and Executive Officers.

Our officers and directions and additional information concerning them are as follows:

Name	Age	Position
Dr. Ruggero M. Santilli (1)	78	Chief Executive Officer, President, Principal Executive Officer, Principal Accounting Officer, Director (1)
Mrs. Carla Santilli (2)	73	Treasurer, Secretary, Director (2)

(1) Dr. Ruggero M. Santilli will serve as a director until the next annual shareholder meeting.

(2) Mrs. Carla Santilli will serve as a director until the next annual shareholder meeting.

Dr. Ruggero M. Santilli, Chief Executive Officer and Director

Dr. Ruggero Maria Santilli is 78 years of age.  In the last 5 years Dr. Santilli has served as the Chairman of the Board and Chief Executive Officer for Magnegas Corporation, a publicly traded entity from which he voluntarily resigned on May 30, 2013.  Dr. Santilli was born and educated in Italy where he achieved his Ph.D., in mathematics and physics, as well as a chair in nuclear physics at the Avogadro Institute in Turin, Italy. In 1967 Santilli was invited by the University of Miami in Florida to conduct research for NASA and he moved with his family to the U.S.A. where he subsequently became a U.S. citizen. In 1968 he joined the faculty of Boston University, under partial support from the U.S. Air Force, where he taught physics and applied mathematics from prep courses to seminar post-PhD. courses. In 1975-1977 he went to MIT and from 1978 to 1983 he was a member of Harvard University faculty where he received five grants from the U. S. Department of Energy to study a generalization of quantum mechanics and chemistry needed for new clean energies and fuels. Since 1984 he has been the President of the Institute for Basic Research, originally located in a Victorian building inside Harvard University grounds and moved to Florida in 1990.  Since his time at Harvard University he studied new clean energies and related chemistry.  None of the aforementioned entities are a parent, subsidiary or affiliate of the Company.  Dr. Santilli has not engaged in any related party transactions with the Company.

Dr. Santilli is the author of over 250 technical articles and 18 post Ph.D. level monographs in mathematics, physics, cosmology, superconductivity, chemistry and biology published the world over. He is the founding editor of three journals in mathematics and physics and editor of several others.

Dr. Santilli is also internationally known for the discovery of the basic science and for the industrial development of the "Santilli MagneGas Technology".

Dr. Santilli is the recipient of various honors, including: his nomination by the Estonia Academy of Sciences among the most illustrious applied mathematicians of all times; two gold medals for scientific merits; the listing as "Santilli Hall" of a class room at an Australian research center; and nominations for the Nobel Prize in physics as well as in chemistry from scientists the world over.  A scientific meeting was organized in June 2005 at the University of Karlstad, Sweden, to honor Prof. Santilli on his 70th birthday with participation of scientists from 50 countries.

Dr. Santilli’s qualifications to serve on our board of directors include his extensive knowledge of energy products and his experience researching new clean energies and fuels.

Mrs. Carla Santilli

Carla Santilli is 73 years of age, has been a Director of Magnegas Corporation since May 2007 and is the spouse of Dr. Santilli.  Carla Santilli holds a Master Degree in Human Services Administration from the School of Social Work of Boston University. She held positions of Clinical Social Worker and Community Programs Coordinator for the State of Massachusetts.  Since the late 1980's, Mrs. Santilli has been employed as the President and Chief Executive Officer of Hadronic Press, Inc, a physics and mathematics academic publishing company.  In this capacity, Mrs. Santilli has directed the growth of this company from start-up to become one of the world's leading physics and mathematics publishing companies. Books and journals published by Hadronic Press can be found in all of the leading University libraries across the world.  Mrs. Santilli has been involved in the private sector as grant administrator and public relations specialist in the fields of academic publishing and environmental sciences.  None of the aforementioned entities are a parent, subsidiary or affiliate of the Company.  Mrs. Santilli has not engaged in any related party transactions with the Company.  Mrs. Santilli is currently a Director of Magnegas Corporation.

Mrs. Santilli’s qualifications to serve on our board of directors include her thirty years of experience as President and Chief Executive Officer of Hadronic Press, Inc. and her experience in the environmental sciences field.

Involvement in Certain Legal Proceedings. There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders of decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of Registrant during the past ten years.

The Board of Directors acts as the Audit Committee, and the Board has no separates committees.  The Company has no qualified financial expert at this time because it has not been able to hire a qualified candidate. Further, the Company believes that it has inadequate financial resources at this time to hire such expert.  The Company intends to continue to search for a qualified individual for hire.

Item 6. Executive Compensation

The following table sets forth information concerning the annual and long-term compensation of our Chief Executive Officer, and the executive officers who served at the end of the period April 30, 2013, for services rendered in all capacities to us.  The listed individuals shall hereinafter be referred to as the “Named Executive Officers.”  Currently, we have no employment agreements with any of our Directors or Officers.  All of our directors are unpaid.  Compensation for the future will be determined when and if additional funding is obtained.

Summary Compensation Table - Officers

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
		Salary	Bonus	Stock Awards	Option Awards	Non-equity Incentive plan Compensation	Change in Pension Value And Nonqualified Deferred compensation earnings	All other Compensation	Total
Name and principal position (1)	Year	($)	($)	($)	($)	($)	($)	($)	($)
Dr. Ruggero M. Santilli, President, CEO	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Mrs. Carla Santilli, Secretary, Treasurer	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

 (1) The Company has entered into employment contract with Dr. Santilli.  The employment contract for Dr. Santilli provides for an annual base salary of $180,000 payable in weekly installments and annual stock option compensation equal to .01% of the issued and outstanding number of shares on July 25 each year at the average trading price of the company common stock on such date. Dr. Santilli has not received any compensation from the Company as of the date of this report and has agreed that all compensation due to him shall be accrued until such time as the Company generates sufficient income on a consistent basis to satisfy the obligations set forth in his agreement without jeopardizing the ongoing fiscal operations of the Company.

Director Compensation

(a)	(b)	(c)	(d)	(e)	(f)	(g)(2)	(h)
	Fees Earned or Paid in Cash	Stock Awards	Option Award(s)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name and principal position (1)	($)	($)	($)	($)	($)	($)	($)
Dr. Ruggero M. Santilli, President, CEO	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Mrs. Carla Santilli, Treasurer, Secretary	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1) The Company has entered into an employment agreement with Dr. Santilli.  The employment agreement for Dr. Santilli provides for an annual base salary of $180,000 payable in weekly installments and annual stock option compensation equal to .01% of the issued and outstanding number of shares on July 25 each year at the average trading price of the Company common stock on such date. Dr. Santilli has not received any compensation from the Company as of the date of this report and has agreed that all compensation due to him shall be accrued until such time as the Company generates sufficient income on a consistent basis to satisfy the obligations set forth in his agreement without jeopardizing the ongoing fiscal operations of the Company.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.  There are no understandings or agreements regarding compensation our management will receive after a business combination that is required to be included in this table, or otherwise.

Compensation Committee Interlocks and Insider Participation

Currently, our Board of Directors consists of Dr. Santilli and Mrs. Santilli. We are not actively seeking additional board members at this time.  At present, the Board of Directors has not established any committees.

Item 7. Certain Relationship and Related Transactions, and Director Independence

We utilize the office space and equipment of our management at no cost.  On April 21, 2011, 1,000,000 shares were issued to Jay D. Solomon, our former sole officer and director. Except as set forth above, there have been no related party transactions, or any other transactions or relationships required to be disclosed.

We have not established our own definition for determining whether our director or nominees for directors are “independent” nor has it adopted any other standard of independence employed by any national securities exchange or inter-dealer quotation system, though our current directors would not be deemed to be “independent” under any applicable definition given that they are officers of the company. We also have not established any committees of the Board of Directors.

Given the nature of our company, its limited shareholder base and the current composition of management, the Board of Directors does not believe that we require any corporate governance committees at this time. As our operations generate revenue we intend to seek additional members for our board of directors and establish our own definition of “independent” as related to directors and nominees for directors.  We further intend to establish committees that will be suitable for our operations as our business operations warrant.

Item 8. Legal Proceedings

Presently, there are not any material pending legal proceedings to which the Company is a party or as to which any of its property is subject, and no such proceedings are known to the Company to be threatened or contemplated against it.

Item 9. Market Price and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

(a)  Market information

Our Common Stock is not listed or trading on any stock exchange.

(b) Holders

As of November 12, 2013, there are seven (7) holders of an aggregate of 15,000,000 shares of our Common Stock issued and outstanding.

(c)

Dividends.

We have not paid any cash dividends to date and do not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize all available funds for the development of the Company’s business.

Item 10. Recent Sale of Unregistered Securities

On April 21, 2011, 1,000,000 shares each were issued to Jay D. Solomon, Charles Godels and Nancy Hunt for cash consideration of $1,000.00 each for an aggregate amount of $3,000.00.  Such shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933.  These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering.  The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered.  We did not undertake an offering in which we sold a high number of shares to a high number of investors.  In addition, these shareholders had necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933.  This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.”  Based on an analysis of the above factors, we have met the requirements to qualify for exemption under section 4(2) of the Securities Act of 1933 for this transaction.

Item 11. Description of Registrant’s Securities to be Registered

(a)  Common and Preferred Stock.

We are authorized by our Certificate of Incorporation to issue an aggregate of 1,650,000,000 shares of capital stock, of which 900,000,000 are shares of common stock, par value $0.001 per share (the “Common Stock”) and 750,000,000 are shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).  As of November 12, 2013, 15,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock were issued and outstanding.

Common Stock

All outstanding shares of Common Stock are of the same class and have equal rights and attributes. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company.  All stockholders are entitled to share equally dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available.  In the event of liquidation, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities.  The stockholders do not have cumulative or preemptive rights.

Preferred Stock

Our Certificate of Incorporation authorizes the issuances of up to 750,000,000 shares of Preferred Stock with designations, rights and preferences determined from time to time by its Board of Directors. Accordingly, our Board of Directors is empowered, without stockholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting, or other rights which could adversely affect the voting power or other rights of the holders of the Common Stock.  In the event of issuance, the Preferred Stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company.  As of November 12, 2013, 50,000,000 shares of Preferred Stock were issued and outstanding.

(b) Debt Securities.

None.

(c) Other Securities To Be Registered.

None.

Item 12. Indemnification of Directors and Officers

Our directors and officers are indemnified as provided by the Florida corporate law and our Bylaws.  We have agreed to indemnify all of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933.  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the adjudication of such issue.

We have been advised that in the opinion of the Securities Exchange Commission indemnification for liabilities arising under the Securities Act against public policy as expressed in the Securities Act, and is, therefore, unenforceable.   In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit question of whether such indemnification is against public policy to a court of appropriate jurisdiction.  We will then be governed by the court’s decision.

Item 13. Financial Statements and Supplementary Data

Pro-forma financial statements are included herewith as Exhibit 99.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

We have not had any disagreements on accounting and financial disclosure with our accounting firm since our inception in April 2011.

Item 15. Financial Statements and Exhibits

Exhibit Number and Description

Location Reference

(a)

Financial Statements

Filed herewith

(b)

Exhibits required by Item 601, Regulation S-K;

(3.0)

Articles of Incorporation

(3.1)

Initial Articles of Incorporation filed

See Exhibit Key

with Form 10 Registration Statement

on July 21, 2011.

(3.2)

Bylaws filed with Form 10 Registration

See Exhibit Key

Statement on July 21, 2011.

(11.0)

Statement re: computation of per share

Note 2 to Financial Stmts.

Earnings.

(14.0)

Code of Ethics

See Exhibit Key

(99)

Pro forma financial statements

Filed herewith

Exhibit Key

3.1

Incorporated by reference herein to the Company’s Form 10

Registration Statement filed with the Securities and Exchange

Commission on July 21, 2011.

3.2

Incorporated by reference herein to the Company’s Form 10

Registration Statement filed with the Securities and Exchange

Commission on July 21, 2011.

14.0

Incorporated by reference herein to the Company’s Form 10-Q

Quarterly Report filed with the Securities and Exchange

Commission on January 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER FUSION CORPORATION

Dated: February 26, 2014	/s/ Dr. Ruggero M. Santilli
Dr. Ruggero M. Santilli
Chief Executive Officer

EXHIBIT 99

PRO FORMA FINANCIAL INFORMATION

THUNDER FUSION CORPORATION
f/k/a CCJ ACQUISITION CORP
(A DEVELOPMENT STAGE COMPANY)
PRO FORMA CONSOLIDATED BALANCE SHEET

AS AT MAY 31, 2013
(Unaudited)

	CCJ Acquisition Corp.		Thunder Fusion Corporation	Notes	Pro forma adjustments		Pro forma consolidated
ASSETS

Current assets
Cash	$130	$	---	4(a)(i)	$(130)	$	---

Total assets	$130	$	---		$(130)	$	---

LIABILITIES AND STOCKHOLDERS EQUITY

Current liabilities
Accrued expenses	$2,502	$	---	4(a)(i)	$(2,502)	$	---
Loans from shareholders	1,530		---	4(a)(i)	(1,530)		---

Total current liabilities	4,032		---		(4,032)		---

STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred stock: $0.001 par value, 750,000,000 authorized; no shares issued or outstanding	---		---		---		---

Common stock: $0.001 par value; 900,000,000 shares authorized; 15,000,000 shares issued and outstanding	15,000		---				15,000
Additional paid-in capital	(12,000)		---	4(a)(i)	(3,000)		(15,000)
Deficit accumulated during development stage	(6,902)		---	4(a)(i)	6,902		---

Total stockholders’ equity (deficit)	(3,902)		---		3,902		---

Total liabilities and stockholders’ equity	$130	$	---		$(130)	$	---

The accompanying notes are integral part of these Pro Forma Consolidated Financial Statements.

THUNDER FUSION CORPORATION
f/k/a CCJ ACQUISITION CORP
(A DEVELOPMENT STAGE COMPANY)
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MAY 31, 2013
(Unaudited)

		CCJ Acquisition Corp.		Thunder Fusion Corporation	Notes		Pro forma adjustments		Pro forma consolidated

REVENUES	$	---	$	---		$	---	$	---

OPERATING EXPENSES
Professional fees		4,807		---	4(b)		(4,807)		---
General and administrative		330		---	4(b)		(330)		---

Loss before income taxes		(5,137)		---			5,137		---

Income tax provision		---		---			---		---

Net loss		$(5,137)	$	---			$5,137	$	---

Net loss per common share – basic and diluted		$(0.00)		$(0.00)			$(0.00)		$(0.00)

Weighted average number of common shares outstanding – basic and diluted		15,000,000		---			---		15,000,000

The accompanying notes are integral part of these Pro Forma Consolidated Financial Statements.

NOTES TO

PRO FORMA FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The accompanying unaudited pro-forma consolidated balance sheet as of May 31, 2013 and the unaudited pro forma consolidated statement of operations for the year ended May 31, 2013 (the “Pro Forma Consolidated Financial Statements”) of Thunder Fusion Corporation (“TFC”) have been prepared by management on the basis of Unite States Generally Accepted Accounting Principles (“US GAAP”) and in accordance with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) from information derived from the financial statements of TFC and the financial statements of CCJ ACQUISITION CORP. (“CCJ”).  The unaudited Pro Forma Consolidated Financial Statements have been prepared for inclusion in the Form 8-K in conjunction with the proposed acquisition of 98% of the issued and outstanding capital stock of CCJ (the “Acquisition”).

The unaudited pro forma consolidated balance sheet as of May 31, 2013 gives effect to the acquisition of CCJ by TFC as if it had occurred on May 31, 2013.

After the date of the Acquisition, TFC amended its by-laws to change its fiscal year end from May 31st to December 31st.  Accordingly, all financial reports to be issued after the date of the Acquisition will use December 31st as the Company’s fiscal year end.

The unaudited Pro Forma Consolidated Financial Statements have been derived from:

a) the audited financial statements of CCJ for the year ended May 31, 2013.

b) the unaudited financial statements of TFC.

The unaudited pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable.  The unaudited Pro Forma Consolidated Financial Statements are for informational purposes only and do not purport to reflect the financial position or results of operations that would have occurred if the Acquisition had been consummated on the dates indicated above; nor do they purport to represent or be indicative of the financial position or results of operations of TFC for any future dates or periods.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accounting policies used in the preparation of these unaudited pro forma consolidated financial statements are those set out in CCJ’s audited financial statements as of May 31, 2013.  Management has determined that no material adjustments are necessary to conform TFC’s financial statements to the accounting policies used by CCJ in the preparation of these Pro Forma Consolidated Financial Statements.

3.  DESCRIPTION OF THE TRANSACTION

On July 25, 2013, Dr. Ruggero M. Santilli acquired from Company shareholders, Jay D. Solomon, Charles Godels and Nancy Hunt, a control block of stock in the Company consisting of two million nine hundred forty thousand (2,940,000) shares of restricted common stock of the Company for $35,000.00.  Dr. Santilli utilized his own funds to acquire the shares of common stock of the Company.  As a result of this acquisition, Dr. Ruggero M. Santilli owns 98% of the issued and outstanding shares of common stock of the Company.  There are no arrangements or understandings with the former and new control groups regarding the election of directors or other matters.  On July 25, 2013, Dr. Ruggero M. Santilli and Ms. Carla Santilli were appointed to the Board of Directors of the Company.  On July 25, 2013, Jay D. Solomon resigned his position as Director and President of the Company.  A meeting of the Board of Directors of the Company took place whereby the Board’s approval of this resignation was given by written consent.

On August 10, 2013, the Company entered into an Asset Assignment Agreement (the “IBR Assignment Agreement”) with Institute For Basic Research, Inc., a Florida corporation (“IBR”) that also is beneficially controlled by our CEO, Dr. Santilli.  Pursuant to the IBR Assignment Agreement, IBR irrevocably assigned to the Company all rights, title, ownership and interests in all of IBR’s internet website domain name assets, owned and hereinafter acquired by IBR including, but not limited to, all physical and intangible assets and intellectual property related to the assets.

On August 11, 2013, Thunder Fusion Corporation (the “Company”) entered into an Asset Assignment Agreement (the “Assignment Agreement”) with HyFuels, Inc., a Florida corporation (“HyFuels”) beneficially controlled by our Chief Executive Officer, Dr. Ruggero M. Santilli. Pursuant to the Assignment Agreement, HyFuels irrevocably assigned to the Company all physical assets, intangible assets, accounts receivable, intellectual property, accounting software, billing software, client lists, client prospects, trade secrets, proprietary property, the intellectual and physical property known as intermediate nuclear fusion without radiation, the physical property consisting of seven (7) Hadronic reactors, all copyrights, patents, patent applications, patent assignments, trademarks and anything having commercial or exchange value and the like.

As a result of the execution of the Asset Assignment Agreement with HyFuels and the IBR Assignment Agreement, and resulting acquisition of the assets identified in such agreements, the Company has completed transactions that had the effect of causing it to cease being a shell company as defined in Securities and Exchange Commission Rule 12b-2.

Consideration for the assignment agreements consisted of one million (1,000,000) shares of our common stock that were issued to Dr. Ruggero M. Santilli, as designee for IBR and HyFuels.  Company management determined the amount of consideration based upon ASC 845-10-S99 pertaining to transfer of non-monetary assets.  According to ASC 845-10-S99, transfers of non-monetary assets to a company by its promoters or shareholders in exchange for stock prior to or at the time of the entity’s initial public offering should be recorded at the transferors’ historical cost basis determined under Generally Accepted Accounting Principles. As such, the cost basis carried on the books and records of HyFuels and IBR was minimal or essentially zero.  Therefore, the accounting principles in ASC 845-10-S99 were followed and the Company recorded the intellectual and physical properties at its historical cost basis, which was at the historical cost basis of a nominal amount. In connection with the aforementioned assignment agreements, 1,000,000 shares of our common stock were transferred in exchange for the assets. The transfer was valued at one thousand dollars ($1,000.00), the value of the shares issued at par ($0.001) in exchange for the assets.  This amount was determined by the Company to be de-minimus to the value received in the exchange and approximates the basis of those assets.

The Company will record the property and intangibles (7 reactors, intellectual property rights to develop the technology, and website) as an intangible asset.  The valuation of the properties will be the par value of the stock received in exchange for the rights and assets.  The Company’s filings will include a disclosure in the MD&A section and notes to the financial statement under the heading “Non-Monetary Transaction”.  Management believes that the $1,000.00 valuation is reflective of the salvage value of the physical property, at a minimum.

4.  PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited Pro Forma Consolidated Financial Statements are presented as if all shares of CCJ have been exchanged for TFC common shares at the date of the acquisition.

a)  The unaudited pro forma consolidated balance sheet as at May 31, 2013 reflects the following adjustment, which is directly attributed to the Acquisition, as if the Acquisition had occurred on May 31, 2013.

i)  To eliminate the book value of CCJ’s equity accounts and to adjust outstanding common shares to their par value.

b)  The unaudited pro forma consolidated statement of operations for the year ended May 31, 2013 is prepared as if the Acquisition had occurred on June 1, 2013.